                                                                    EXHIBIT 99.1


CASE NAME:     KEVCO, INC.                                         ACCRUAL BASIS

CASE NUMBER:   401-40783-BJH-11

JUDGE:         BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


                                                   EXECUTIVE VICE PRESIDENT AND
/s/ JOSEPH P. TOMCZAK                                CHIEF FINANCIAL OFFICER
---------------------------------------           -----------------------------
Original Signature of Responsible Party                       Title

JOSEPH P. TOMCZAK                                          MAY 29, 2001
---------------------------------------           -----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------           -----------------------------
Original Signature of Preparer                                Title


DENNIS S. FAULKNER                                         MAY 29, 2001
---------------------------------------           -----------------------------
Printed Name of Preparer                                       Date

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 1

CASE NUMBER:  401-40783-BJH-11


COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED            MONTH           MONTH           MONTH
ASSETS                                                                AMOUNT            FEB-01          MAR-01          APR-01
------                                                              ---------           ------          ------          ------

1.    Unrestricted Cash (FOOTNOTE)                                      1,000           1,000           1,000           1,000
2.    Restricted Cash
3.    Total Cash                                                        1,000           1,000           1,000           1,000
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                             459,000       2,711,781       2,337,787       2,835,094
9.    Total Current Assets                                            460,000       2,712,781       2,338,787       2,836,094
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)              4,790,071       7,213,783       7,134,011       7,054,238
15.   Other (Attach List)                                         613,299,110     308,668,443     310,687,331     310,687,331
16.   Total Assets                                                618,549,181     318,595,007     320,160,129     320,577,663

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                          14,750,196      15,846,661      39,829,596
23.   Total Post Petition Liabilities                                              14,750,196      15,846,661      39,829,596

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                      75,885,064      63,113,388      63,727,233      41,900,067
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                         136,505,780     141,833,049     141,833,049     141,833,049
28.   Total Pre Petition Liabilities                              212,390,844     204,946,437     205,560,282     183,733,116
29.   Total Liabilities                                           212,390,844     219,696,633     221,406,943     223,562,712

EQUITY

30.   Pre Petition Owners' Equity                                                 406,158,337     406,158,337     406,158,337
31.   Post Petition Cumulative Profit Or (Loss)                                     2,236,171       2,090,983         352,748
32.   Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                   (309,496,134)   (309,496,134)   (309,496,134)
33.   Total Equity                                                                 98,898,374      98,753,186      97,014,951
34.   Total Liabilities and Equity                                                318,595,007     320,160,129     320,577,663

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                      SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                 SCHEDULED       MONTH          MONTH          MONTH
ASSETS                                            AMOUNT        FEB-01         MAR-01         APR-01
------                                           ---------      ------         ------         ------

A.    Prepaid Escrowed Retention Pmts.           459,000        253,000        253,000        253,000
B.    Federal Income Tax Asset (FOOTNOTE)                       294,000
C.    Other Taxes Receivable                                    165,677         85,683         82,990
D.    Receivable from Adorn (FOOTNOTE)                        1,999,104      1,999,104      2,499,104
E.

TOTAL OTHER ASSETS -  LINE 8                     459,000      2,711,781      2,337,787      2,835,094

A.    Capitalized loan costs                   4,790,071      4,710,298      4,630,526      4,550,753
B.    Investment in Subsidiaries                              2,503,485      2,503,485      2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                        4,790,071      7,213,783      7,134,011      7,054,238

A.    Intercompany Receivables (FOOTNOTE)    306,649,555
B.    Interco. Promissory Note (FOOTNOTE)    235,981,314    235,981,314    235,981,314    235,981,314
C.    Interco. Royalties (FOOTNOTE)           70,668,241     72,687,129     74,706,017     74,706,017
D.
E.

TOTAL OTHER ASSETS -  LINE 15                613,299,110    308,668,443    310,687,331    310,687,331

POST PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                           13,774,763     13,698,642     36,496,800
B.    Accrued Interest on Notes/Bonds                           975,433      2,148,019      3,332,796
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                       14,750,196     15,846,661     39,829,596


PRE PETITION LIABILITIES

A.    Interco. Liabilities (FOOTNOTE)          8,005,780      8,005,780      8,005,780      8,005,780
B.    10 3/8% Sr. Sub. Notes                 105,000,000    105,000,000    105,000,000    105,000,000
C.    Senior Sub. Exchangeable Notes          23,500,000     23,500,000     23,500,000     23,500,000
D.    Accrued Interest on Notes/Bonds                         5,327,269      5,327,269      5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                       136,505,780    141,833,049    141,833,049    141,833,049

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 2

CASE NUMBER:  401-40783-BJH-11

INCOME STATEMENT


                                                  MONTH          MONTH          MONTH         QUARTER
REVENUES                                         FEB-01         MAR-01         APR-01          TOTAL
--------                                         ------         ------         ------         -------

1.    Gross Revenues
2.    Less: Returns & Discounts
3.    Net Revenue

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit

OPERATING EXPENSES

9.    Officer / Insider Compensation
10.   Selling & Marketing
11.   General & Administrative
12.   Rent & Lease
13.   Other (Attach List)
14.   Total Operating Expenses
15.   Income Before Non-Operating
      Income & Expense

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)          4,037,776      2,018,888                     6,056,664
17.   Non-Operating Expense (Att List)                          294,000        1,806          295,806
18.   Interest Expense                         1,801,605      1,870,076    1,736,429        5,408,110
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses              2,236,171       (145,188)  (1,738,235)         352,748

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                        2,236,171       (145,188)  (1,738,235)         352,748

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                                ACCRUAL BASIS - 2

INCOME STATEMENT


                                                  MONTH          MONTH          MONTH         QUARTER
OPERATING EXPENSES                               FEB-01         MAR-01         APR-01          TOTAL
------------------                               ------         ------         ------         -------

A.
B.
C.
D.
E.

    TOTAL OTHER OPERATING
     EXPENSES - LINE 13

OTHER INCOME & EXPENSES
      Interco. Interest Income
A.    (FOOTNOTE)                                4,037,776     2,018,888                     6,056,664
B.
C.
D.
E.

   TOTAL NON-OPERATING INCOME -
             LINE 16                            4,037,776     2,018,888                     6,056,664

A.     Federal Income Tax (FOOTNOTE)                            294,000                       294,000
B.     Outside Services                                                          1,806          1,806
C.
D.
E.

        TOTAL NON-OPERATING
         EXPENSE - LINE 17                                      294,000          1,806        295,806

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

   TOTAL OTHER REORGANIZATION
        EXPENSES - LINE 25

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 3

CASE NUMBER:  401-40783-BJH-11


CASH RECEIPTS AND                                 MONTH          MONTH          MONTH         QUARTER
DISBURSEMENTS                                    FEB-01         MAR-01         APR-01          TOTAL
-----------------                                ------         ------         ------         -------

1.    Cash - Beginning Of Month               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                        SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 APRIL, 2001
CASE NUMBER:  401-40783-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS


                                                 DIST LP        MFG        MGMT          HOLDING     COMP     KEVCO INC    TOTAL
                                                 -------        ---        ----          -------     ----     ---------    -----

 1.  CASH-BEGINNING OF MONTH                        1,483      (95,242)  26,213,696        5,010      6,050      1,000   26,131,997

   RECEIPTS FROM OPERATIONS
 2.  CASH SALES                                   121,372           --                                                      121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3.  PRE PETITION                                  61,354           --                                                       61,354
 4.  POST PETITION                              7,225,297    4,705,194                                                   11,930,491

 5.  TOTAL OPERATING RECEIPTS                   7,408,023    4,705,194           --           --         --         --   12,113,217

   NON OPERATING RECEIPTS
 6.  LOANS & ADVANCES                                               --                                                           --
 7.  SALE OF ASSETS                                38,500    7,012,936                                                    7,051,436
 8.  OTHER                                        171,186           --       87,708           --         --         --      258,894
     INTERCOMPANY TRANSFERS                    (4,591,461)  (2,381,789)   6,973,250           --         --                      --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE           152,493
              RENT                                 16,000
              TAX REFUND                            2,693
              MISC.                                                                                      --
              INTEREST INCOME                                                87,708

 9.  TOTAL NON OPERATING RECEIPTS              (4,381,775)   4,631,147    7,060,958           --         --         --    7,310,330

10.  TOTAL RECEIPTS                             3,026,248    9,336,341    7,060,958           --         --         --   19,423,547

11.  CASH AVAILABLE                             3,027,731    9,241,099   33,274,654        5,010      6,050      1,000   45,555,544

   OPERATING DISBURSEMENTS
12.  NET PAYROLL                                  500,771      560,149      112,437                                       1,173,357
13.  PAYROLL TAXES PAID                                             --      524,486                                         524,486
14.  SALES, USE & OTHER TAXES PAID                  9,429          770                                                       10,199
15.  SECURED/RENTAL/LEASES                        496,959      130,335       71,718                                         699,012
16.  UTILITIES                                    100,185       88,360      211,235                                         399,780
17.  INSURANCE                                      6,099           --      597,388                                         603,487
18.  INVENTORY PURCHASES                        1,269,266    1,178,079                                                    2,447,345
19.  VEHICLE EXPENSE                               64,627       10,109                                                       74,736
20.  TRAVEL                                        21,689       12,853          643                                          35,185
21.  ENTERTAINMENT                                     --          369                                                          369
22.  REPAIRS & MAINTENANCE                          2,617       19,292        2,790                                          24,699
23.  SUPPLIES                                       9,375       40,685                                                       50,060
24.  ADVERTISING                                                    --           --                                              --
25.  OTHER                                        546,714    7,266,715   15,367,241           --         --         --   23,180,670
            LOAN PAYMENTS                         324,609    7,012,936   15,000,000                                      22,337,545
              FREIGHT                              97,953      152,540                                                      250,493
              CONTRACT LABOR                          617        1,976       31,937                                          34,530
              401 K PAYMENTS                                        --      157,719                                         157,719
              PAYROLL TAX ADVANCE ADP                                                                                            --
              WAGE GARNISHMENTS                                                                                                  --
              MISC.                               123,535       99,263      177,585                                         400,383

26.  TOTAL OPERATING DISBURSEMENTS              3,027,731    9,307,716   16,887,938           --         --         --   29,223,385

   REORGANIZATION DISBURSEMENTS
27.  PROFESSIONAL FEES                                              --      492,647                                         492,647
28.  US TRUSTEE FEES                                                --                                                           --
29.  OTHER                                                                                                                       --
30.  TOTAL REORGANIZATION EXPENSE                      --           --      492,647           --         --         --      492,647

31.  TOTAL DISBURSEMENTS                        3,027,731    9,307,716   17,380,585           --         --         --   29,716,032

32.  NET CASH FLOW                                 (1,483)      28,625  (10,319,627)         --         --         --   (10,292,485)

33.  CASH- END OF MONTH                                --      (66,617)  15,894,069        5,010      6,050      1,000   15,839,512

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 4

CASE NUMBER:  401-40783-BJH-11


                                          SCHEDULED                     MONTH                     MONTH                    MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT                     FEB-01                    MAR-01                   APR-01
-------------------------                 ---------                    ------                    ------                   ------

1.     0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)

AGING OF POST PETITION                                      MONTH:   APRIL-01
TAXES AND PAYABLES                                                -------------

                                    0 - 30                31 - 60                61 - 90                 91 +
TAXES PAYABLE                        DAYS                   DAYS                   DAYS                  DAYS                TOTAL
-------------                       ------                -------                -------                 ----                -----

1.    Federal
2.    State
3.    Local
4.    Other (Attach List)
5.    Total Taxes Payable
6.    Accounts Payable

                                                            MONTH:   APRIL-01
                                                                  -------------
STATUS OF POST PETITION TAXES

                                                          BEGINNING TAX        AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                                    LIABILITY *          AND/OR ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                                   -------------        ---------------        -------------     ---------

1.    Withholding **
2.    FICA - Employee **
3.    FICA - Employer **
4.    Unemployment
5.    Income
6.    Other (Attach List)
7.    Total Federal Taxes

STATE AND LOCAL

8.    Withholding
9.    Sales
10.   Excise
11.   Unemployment
12.   Real Property
13.   Personal Property
14.   Other (Attach List)
15.   Total State And Local
16.   Total Taxes

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 5

CASE NUMBER:  401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:   APRIL-01
                                                                 ---------------

BANK RECONCILIATIONS                           Account # 1            Account # 2
--------------------                           -----------            -----------
A.    BANK:                                  Bank of America                              Other Accounts               TOTAL
B.    ACCOUNT NUMBER:                          3750768521                                 (Attach List)
C.    PURPOSE (TYPE):                         DIP Account
1.    Balance Per Bank Statement                        1,000                                                          1,000
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks
4.    Other Reconciling Items
5.    Month End Balance Per Books                       1,000                                                          1,000
6.    Number of Last Check Written

INVESTMENT ACCOUNTS

                                                 DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                     PURCHASE          INSTRUMENT            PURCHASE PRICE           CURRENT VALUE
---------------------------                     --------          ----------            --------------           -------------

7.
8.
9.
10.   (Attach List)
11.   Total Investments

CASH

12.   Currency On Hand
13.   Total Cash - End of Month                                                                                        1,000

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 6

CASE NUMBER:  401-40783-BJH-11                          MONTH:    APRIL-01
                                                              ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS


Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                              TYPE OF             AMOUNT          TOTAL PAID
            NAME                              PAYMENT              PAID            TO DATE
            ----                              -------             ------          ----------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders

                                  PROFESSIONALS

                                       DATE OF
                                     COURT ORDER                                                 TOTAL
                                     AUTHORIZING      AMOUNT       AMOUNT      TOTAL PAID      INCURRED
            NAME                       PAYMENT       APPROVED       PAID        TO DATE        & UNPAID *
            ----                     -----------     --------      ------      ----------      ----------

1.
2.
3.
4.
5.       (Attach List)
6.       Total Payments To
         Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                           SCHEDULED         AMOUNTS          TOTAL
                                            MONTHLY            PAID           UNPAID
                                            PAYMENTS          DURING           POST
                NAME OF CREDITOR              DUE             MONTH          PETITION
                ----------------           ---------         -------         --------

1.    Bank of America (FOOTNOTE)                           21,827,166      41,900,067
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                21,827,166      41,900,067

 This form  x  does     does not have related footnotes on Footnotes Supplement.
           ---      ---

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 7

CASE NUMBER:  401-40783-BJH-11                           MONTH:     APRIL-01
                                                               -----------------

QUESTIONNAIRE

                                                                                               YES       NO
                                                                                               ---       --

1.     Have any Assets been sold or transferred outside the normal course of business
       this reporting period?                                                                            X
2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                               X
3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related
       parties?                                                                                          X
4.     Have any payments been made on Pre Petition Liabilities this reporting period?           X
5.     Have any Post Petition Loans been received by the debtor from any party?                          X
6.     Are any Post Petition Payroll Taxes past due?                                                     X
7.     Are any Post Petition State or Federal Income Taxes past due?                                     X
8.     Are any Post Petition Real Estate Taxes past due?                                                 X
9.     Are any other Post Petition Taxes past due?                                                       X
10.    Are any amounts owed to Post Petition creditors delinquent?                                       X
11.    Have any Pre Petition Taxes been paid during the reporting period?                                X
12.    Are any wage payments past due?                                                                   X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                               YES       NO
                                                                                               ---       --


1.     Are Worker's Compensation, General Liability and other necessary insurance
       coverages in effect?                                                                     X
2.     Are all premium payments paid current?                                                   X
3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

       TYPE OF POLICY          CARRIER                        PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
       --------------          -------                        --------------              --------------------------

General Liability            Liberty Mutual                    9/1/00-9/1/01              Annual           $313,520

Umbrella                     National Union                    6/1/00-9/1/01              Annual           $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:    KEVCO, INC.                                  FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40783-BJH-11                                 ACCRUAL BASIS

                                                          MONTH:    APRIL-01
                                                                    --------



ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER       FOOTNOTE/EXPLANATION
------      -----------       ----------------------
1                1            Pursuant to the February 12, 2001 Order (1)
3                1            Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with
                              11 U.S.C. Section 345 Investment Guidelines, funds
                              in the Bank of America and Key Bank deposit
                              accounts are swept daily into Kevco's lead account
                              number 1295026976. The Bank of America lead
                              account is administered by, and held in the name
                              of Kevco Management Co. Accordingly, all cash
                              receipts and disbursements flow through  Kevco
                              Management's Bank of America DIP account. A
                              schedule allocating receipts and disbursements
                              among Kevco, Inc. and its subsidiaries is included
                              in this report as a Supplement to Accrual Basis
                              -3.

1                8B           The Federal Tax asset on Kevco, Inc.'s books and
2               17A           records has been expensed (written off). The tax
                              asset, created in accordance with Generally
                              Accepted Accounting Principles, has no monetary
                              value at this time or in the foreseeable future.

1                8D           (A) Pursuant to an Asset Purchase Agreement
1               11A           approved by the Court on February 23, 2001 and
1                24           effective as of the same date among Kevco, Inc.,
6                1            Kevco Manufacturing, LP, Wingate Management Co.
7                4            II, LP and Adorn LLC, certain assets and
                              liabilities of Design Components, a division of
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), were transferred to Adorn, LLC.
                              At the effective date of purchase, Buyer assumed
                              certain executory contracts, approximately $1.6
                              million of Kevco Manufacturing, LP's unsecured
                              pre-petition liabilities, $3.5 million of accounts
                              receivable, $5 million of inventory and $2.2
                              million (book value) of property and equipment.
                              Payment was made directly to Bank of America, the
                              secured lender, thereby reducing pre-petition
                              secured debt.
                              (B) Pursuant to an Asset Purchase Agreement
                              approved by the Court on April 3, 2001 and
                              effective as of the same date, Universal Forest
                              Products Eastern Division, Inc. purchased the
                              assets (inventory, equipment, machinery and five
                              of the seven facilities at which Sunbelt Wood
                              Components Division operates) of the Sunbelt
                              division of Kevco Manufacturing, LP. Approximately
                              $7 million in sales proceeds were paid directly to
                              Bank of America thereby reducing pre-petition
                              secured debt.
                              (C) Debtor paid $15 million from available cash
                              during April to Bank of America to reduce
                              pre-petition secured debt.
                              (D) The increase in intercompany payables in April
                              is due to the sale of Kevco Manufacturing, LP's
                              Sunbelt Wood Components Division and the cash
                              payment to Bank of America (see items B and C
                              above). Although Kevco, Inc. carries the secured
                              debt on its books, Kevco Management maintains the
                              DIP cash account which results in an intercompany
                              transaction.

1              15A,B,C        Intercompany assets were inadvertently doubled on
1                32           Debtor's Schedules. The adjustment to equity in
                              February corrects the error.

1              15B,C          Intercompany receivables/payables are from/to
1               22A           co-debtors Kevco Management Co. (Case No.
1               27A           401-40788-BJH-11), Kevco Distribution, LP
2               16A           (Case No. 401-40789-BJH-11), Kevco Holding, Inc.
                              (Case No. 401-40785- BJH-11), DCM Delaware,
                              Inc.(Case No. 401-40787-BJH-11), Kevco GP, Inc.
                              (Case No. 401-40786-BJH-11), Kevco Components,
                              Inc. (Case No. 401-40790-BJH-11), and Kevco
                              Manufacturing, LP. (Case No. 401-40784-BJH-11).

2               16A           Intercompany interest charges (based on
                              intercompany royalties and notes) was not assessed
                              during April.
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